EXHIBIT 10.19

                              CONSULTING AGREEMENT

                THIS AGREEMENT dated as of March 8, 1999 between PATIENT INFOSYSTEMS, INC., a Delaware corporation (the "Company"), and JOHN V. CRISAN, having an address at 591 Fallen Leaf Way, Incline Village, NV 89451 (the "Consultant").

                                R E C I T A L S:

                WHEREAS, the Company desires to retain the Consultant as a consultant to the Company and a member of the Board of Directors on the terms and conditions set forth herein.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.      DEFINITIONS

        As used in this Agreement, the following terms shall have the meanings set forth below:

        1.1 "Basic Consulting Fee" shall have the meaning assigned to that term in Section 5 of this Agreement.

        1.2 "Board" shall mean the Board of Directors of the Company as duly constituted from time to time.

        1.3 "Business" shall mean the business of the provision of patient-centered health care information systems and services to manage, collect and analyze information to improve patient compliance with prescribed treatment protocols, to improve the process of off-site patient management and to enhance patient and provider information.

       1.4  "Cause" shall mean any of the following:

                  (a) The conviction of Consultant for a felony, or the willful commission by Consultant of a criminal act that in the reasonable judgment of the Company, causes or will likely cause substantial economic damage to the Company or substantial injury to the business reputation of the Company;

                  (b)  The   commission  by  Consultant  of  an  act  of  fraud,
misappropriation, embezzlement, theft, dishonesty or breach of duty of loyalty in the performance of Consultant's duties on behalf of the Company; or

                  (c) The willful failure of Consultant to perform or Consultant's gross negligence in the performance of the material duties of Consultant to the Company (other than any such failure resulting from Consultant's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Consultant by the Company.

                  For purposes of this subparagraph, no act, or failure to act, on Employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of the Company.

        1.5 "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules, regulations and interpretations issued thereunder.

        1.6 "Confidential Information" shall include, without limitation by reason of specification, any information, including, without limitation, trade secrets, vendor and customer lists, pricing policies, operational methods, methods of doing business, technical processes, formulae, designs and design projects, inventions, research projects, strategic plans, product information, manufacturing and advertising know-how, possible acquisition information and other business affairs of the Company, which (i) is or are designed to be used in, or are or may be useful in connection with the Business, or which results from any of the research or development activities of the Business, or (ii) is private or confidential in that it is not generally known or available to the public, except as the result of unauthorized disclosure by or information supplied by the Consultant, or (iii) gives the Company an opportunity or the possibility of obtaining an advantage over competitors who may not know or use such information or who are not lawfully permitted to use the same.

        1.7 "Disability" shall mean the inability of the Consultant to perform the Consultant's Duties for the Company pursuant to the terms of this Agreement, because of physical or mental disability, where such disability shall have existed for a period of more than 180 days in any 365 day period. The existence of a Disability means that the Consultant's mental and/or physical condition substantially interferes with the Consultant's performance of his Duties for the Company as specified in this Agreement. The fact of whether or not a Disability exists hereunder shall be determined by appropriate medical experts selected by the Board.

        1.8 "Duties" shall have the meaning assigned to that term in Section 2 of this Agreement.

        1.9 "Consulting Year" shall mean each twelve-month period, or part thereof, during which the Consultant is retained hereunder, commencing on the Commencement Date and ending on the same day of the subsequent calendar year.

        1.10 "Term Date" shall be the date on which the Term expires if during the period of the initial Term or the date that the Renewal Term expires if during the period of the Renewal Term.

        1.11 "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

        1.12 "Term" shall have the meaning assigned to that term in Section 3 of this Agreement and any renewals thereof as provided for in Section 7 of this Agreement.

        1.13  "Renewal  Term"  shall have the  meaning  assigned to that term in
        Section 7 of this Agreement. 1.14 "Voting Stock" shall mean the Common Stock of the Company, par value $.01 per share.

        Wherever from the context it appears appropriate, each word or phrase stated in either the singular or the plural shall include the singular and the plural, and each pronoun stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

2.      RETENTION AND DUTIES OF THE CONSULTANT

         The Company agrees to retain the Consultant, and the Consultant agrees to be retained by the Company upon the terms and conditions hereinafter provided. During the Term, the Consultant agrees to serve as a consultant to the Company and a member of the Board and will have such powers and duties as set forth on Exhibit A, as are commensurate with such position and as may be conferred upon him by the Board (the "Duties"). The Consultant shall devote such amount of time, attention, skill and efforts to his duties as a Board member and to such other Consultant duties as are reasonably assigned to him from time to time by the Board; provided, however, that Consultant shall not provide less than 24 nor be obligated to devote more than 30 weeks per year toward the performance of his duties hereunder. During the Term, Consultant: (i) shall comply with all laws, statutes, ordinances, rules and regulations relating to the Business, and (ii) shall not engage in or become employed, directly or indirectly, in a business which competes with the Business of the Company, without the prior written consent of the Chief Executive Officer of the Company, nor shall he act as a consultant to or provide any services to, whether on a remunerative basis or otherwise, the commercial or professional business of any other Person which competes with the Business of the Company, without such written consent, which, in both instances, may be given or withheld by the Chief Executive Officer in his absolute discretion.


3.      TERM OF RETENTION

        The retention of the Consultant pursuant to this Agreement shall be for the period of two (2) years (the "Term") commencing on the date hereof (the "Commencement Date"), unless renewed pursuant to Section 7 or sooner terminated pursuant to Section 8.

4.      COMPENSATION AND BENEFITS

        The Company shall pay the Consultant, as compensation for all of the services to be rendered by him hereunder during the Term, and in consideration of the various restrictions imposed upon the Consultant during the Term, the Basic Consulting Fee and other benefits as provided for and determined pursuant to Sections 5 and 6, inclusive, of this Agreement; provided, however, that no compensation shall be paid to the Consultant under this Agreement for any period subsequent to the termination of the Consultant for any reason whatsoever, except as provided in Section 8.

5.      BASIC CONSULTING FEE

        The Company shall pay the Consultant, as compensation for all of the services to be rendered by him hereunder during each Year, a fee of $5,000 per week during which services are provided by the Consultant to the Company (the "Basic Consulting Fee"), payable monthly, less such deductions or amounts as are required to be deducted or withheld by applicable laws or regulations, deductions for the Consultant contributions to welfare benefits provided by the Company to the Consultant and such other deductions or amounts, if any, as are authorized by the Consultant. The Basic Consulting Fee shall be prorated for portions of weeks for which services are rendered. The Basic Consulting Fee shall also be prorated for the month in which retention by the Company commences or terminates.

6.      ADDITIONAL BENEFITS, REIMBURSEMENT FOR EXPENSES AND STOCK      OPTIONS

         6.1 Additional Benefits. Except as provided in Sections 6.2 and 6.3 herein, the Company shall not provide any additional benefits to the Consultant. It is expressly understood that Consultant is not an employee of the Company and is therefore not entitled to participate or share in the Company's insurance, health or other benefit plans.

        6.2 Reimbursement for Expenses. The Company shall pay or reimburse the Consultant for all reasonable business expenses actually incurred or paid by him during the Term in the performance of his services under this Agreement, including business-related travel expenses to and from his home inNevada and Rochester, New York and temporary housing expenses in Rochester, New York, upon presentation of such bills, expense statements, vouchers or such other supporting information as the Board may reasonably require.

        6.3 Stock Options. (a) On the date hereof, the Company shall grant the Consultant options to purchase during a ten (10) year term up to an aggregate of 150,000 shares of Common Stock of the Company, par value $.01 per share (the "Shares"), at a price of $1.50 per share, which options, to the extent possible, shall qualify as Incentive Stock Options under the Company's Stock Option Plan and which options shall vest as follows:

                  (i) Options to purchase first 75,000 Shares shall vest on the first anniversary of this Agreement;

                  (ii) Options to purchase the next 37,500 Shares shall vest on the second anniversary of this Agreement;

                  (iii) Options to purchase the final 37,500 Shares shall vest on the third anniversary of this Agreement;

        provided, however, that no options shall vest if the Consultant is not retained by the Company on the date of vesting.

                (b) In the event of a Change of Control of the Company, all options granted hereunder shall immediately vest. For purposes of this Agreement, a "Change of Control" of the Company shall be deemed to have occurred upon the earliest of the following events:

                  (i) any "person," as such term is defined under Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") who is not an Affiliate of Company on the date hereof, becomes a "beneficial owner," as such term is used in Rule 13d-3 under the Exchange Act, of a majority of the Company's Voting Stock;

                  (ii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; or

                  (iii) the Company is party to a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, unless the business of Company is continued following any such transaction by a resulting entity (which may be, but need not be, Company) and the shareholders of Company immediately prior to such transaction hold, directly or indirectly, a majority of the voting power of the resulting entity.

7.      RENEWAL OF TERM

        If  the  Consultant's   retention  hereunder  has  not  previously  been
terminated in accordance with Section 8 hereof, then the Term shall be extended only upon the mutual written agreement of the parties.

8.      TERMINATION OF RETENTION

        8.1 Death. If the Consultant dies during the Term, his retention under this Agreement shall automatically terminate on the date of his death and no further compensation shall be due hereunder to the Consultant or the Consultant's estate.

        8.2 Disability. If, during the Term, the Consultant has a Disability, the Company may, at any time after the Consultant has a Disability, terminate the Consultant's retention by written notice to him. In the event that the Consultant's retention is terminated as a result of a Disability, the Consultant shall cease to receive any further compensation hereunder.

        8.3 Voluntary Termination. If the Consultant terminates his retention with the Company at any time during the term of this Agreement and except as expressly permitted under Section 8.5, he shall be deemed to have been terminated by the Company for Cause and shall be subject to the provisions of
Section 8.4 hereof.

        8.4 Termination for Cause. The Company may terminate the Consultant's retention hereunder for Cause at any time by written notice given to the Consultant by the Board. If the Consultant's retention is terminated for Cause, he shall be entitled to receive only the portion of his Basic Consulting Fee accrued and not theretofore paid to him and reimbursement for any expenses properly incurred by the Consultant and supported by appropriate vouchers, which expenses have been incurred prior to the date of such termination and not theretofore reimbursed. Except as set forth in the immediately preceding sentence, all of the Consultant's rights to compensation hereunder shall be terminated.

        8.5 Termination without Cause. Either party may terminate this Agreement for any reason and without liability for a period of ninety (90) days from the date of this Agreement. The Company may terminate the Consultant's retention hereunder without Cause upon written notice to the Consultant at any time during the Term of this Agreement, provided that if the Company terminates the Consultant for any reason after 90 days from the date of this Agreement, other than (i) the failure by Consultant to perform his Duties in the reasonable judgment of the Board or (ii) for Cause, the Company shall pay to the Consultant severance payments equal to the amount of the Basic Consulting Fee previously paid to the Consultant under this Agreement up to the date of termination but not to exceed $100,000, to be payable in equal monthly installments of not more than $20,000 installments as set forth in Section 5. In addition, in the event the Company terminates the Consultant for any reason, the Company shall reimburse the Consultant for any expenses properly incurred by the Consultant and supported by proper vouchers, which expenses have been incurred prior to the date of such termination and not theretofore reimbursed.

9.      REPRESENTATION AND WARRANTY BY THE CONSULTANT

        The Consultant hereby represents and warrants to the Company, the same being part of the essence of this Agreement, that, as of the Commencement Date, he is not a party to any agreement, contract or understanding, and that no facts or circumstances exist, which would in any way restrict or prohibit him in any material way from undertaking or performing any of his obligations under this Agreement. The foregoing representation and warranty shall remain in effect throughout the Term.

10.     CONFIDENTIAL INFORMATION AND PROPRIETARY INTERESTS

        10.1 Acknowledgment of Confidentiality. The Consultant understands and acknowledges that he may obtain Confidential Information during the course of his retention by the Company. The Consultant further acknowledges that the services to be rendered by him are of a special, unique and extraordinary character and that, in connection with such services, he will have access to Confidential Information vital to the Company. Accordingly, the Consultant agrees that he shall not, during the Term or thereafter, (i) use or disclose any such Confidential Information, (ii) furnish to any third party or allow any third party to use any such Confidential Information, (iii) publish any works, speeches or articles with respect thereto, or (iv) except as required in the proper performance of his services hereunder, remove or aid in the removal of any Confidential Information or any property or material relating thereto from the premises of the Company.

                The foregoing confidentiality provisions shall cease to be applicable to any Confidential Information which becomes generally available to the public (except by reason of or as a consequence of a breach by the Consultant of his obligations under this Section 10).

                In the event the Consultant is required by law or a court order to disclose any such Confidential Information, he shall promptly notify the Company of such requirement and provide the Company with a copy of any court order or of any law which in his opinion requires such disclosure and, if the Company so elects, to the extent that he is legally able, permit the Company an adequate opportunity, at its own expense, to contest such law or court order.

        10.2 Delivery of Material. The Consultant shall promptly, and without charge, deliver to the Company on the termination of his retention hereunder, or at any other time the Company may so request, all memoranda, notes, records, reports, manuals, computer disks, videotapes, drawings, blueprints and other documents (and all copies thereof) relating to the Business, and all property associated therewith, which he may then possess or have under his control.

        10.3 Customer and Vendor Lists. The Consultant acknowledges that (i) all lists of customers and vendors of the Company developed prior to or during the course of the Consultant's retention and/or by the Company are and shall be the sole and exclusive property of the Company and the Consultant further acknowledges and agrees that he neither has nor shall have any personal right, title or interest therein; (ii) such lists are and must continue to be Confidential Information; and (iii) such lists are not readily accessible to competitors of the Company or any other third parties.

        10.4 Ideas, Programs, Etc. If, during the Term, the Consultant invents or develops any ideas, vendor lists or the like, relating to or useful in connection with the Business, the same are and shall remain the property of the Company, and the Consultant shall promptly deliver all copies of the same to the Company, assign his interest therein to the Company and execute such documents as the Company's counsel may request to convey title thereof to the Company. The Consultant shall not be entitled to any compensation, other than as provided in this Agreement, for carrying out his obligations to the Company under this
Section 10.4 or any other subsection of this Section 10.

        10.5 Extension of Section 10. All of the provisions of Section 10 shall be deemed to be applicable to all Confidential Information and to all ideas, programs, etc., as referred to in Section 10.4, to which the Consultant may have obtained access or which he may have invented or developed during his retention by the Company.

11.     COMPETITIVE ACTIVITY

        The  Consultant  shall  not  engage,   directly  or  indirectly  in  any
Competitive Activity for a period of one (1) year after the termination of Consultant's retention with the Company, provided however, that if the Consultant is terminated without Cause as defined in Section 1.4 hereof, he will not be subject to the provisions of this Section 11. For purposes of this Agreement, Consultant shall be considered to have engaged in a "Competitive Activity" if Consultant:

         (i) directly or indirectly, takes any action or engages, or participates in or within or becomes interested in or associated with enters into the employment of, renders any service, engages, owns, manages, operates, joins, or otherwise offers other assistance to or participates in or becomes connected with, as an officer, director, employee, principal, agent, creditor, proprietor, representative, stockholder, partner, associate, consultant or otherwise, any Person that is engaged or becomes engaged in a business which is in competition with the Business; provided, however, Consultant shall not be prohibited from making an investment in less than 1% of the equity of a public company;

         (ii) whether for his own account or for the account of any Person, attempts to solicit, endeavor to entice away from the Company, or otherwise interferes with any relationship of the Company with any person who is (i) employed by, or otherwise engaged to perform services for, the Company or was so employed or engaged by the Company (or any of its predecessors) at any time during the one year period prior to the date of the termination of Employee's employment, including, but not limited to, any independent contractors, or (ii) any Person who is or was, within the then most recent eighteen (18) month period, a customer or client of the Company.

          (iii) otherwise interferes with the relationships between the Company and its employees, customers or suppliers.

12.     DISPUTES AND REMEDIES

        12.1 Injunctive Relief. If the Consultant commits a breach, or threatens to commit a breach, of any of the provisions of Sections 8.4, 10 or 11, the Company shall have the following rights and remedies (each of which shall be independent of the other, and shall be severally enforceable, and all of which shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity):

         (i) the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged by the Consultant that any such breach or threatened breach will or may cause irreparable injury to the Company and that money damages will or may not provide an adequate remedy to the Company; and

         (ii) the right and remedy to require the Consultant to account for and pay over to the Company all compensation, profits, monies, increments, things of value or other benefits, derived or received by the Consultant as the result of any acts or transactions constituting a breach of any of the provisions of Sections 8.4, 10 or 11, of this Agreement, and the Consultant hereby agrees to account for and pay over all such compensation, profits, monies, increments, things of value or other benefits to the Company.

        12.2 Partial Enforceability. If any provision contained in Sections 8.4, 10 or 11, or any part thereof, is construed to be invalid or unenforceable, the same shall not affect the remainder of the Consultant's agreements, covenants and undertakings, or the other restrictions which he has accepted, in Sections 8.4, 10 or 11, and the remaining such agreements, covenants, undertakings and restrictions shall be given the fullest possible effect, without regard to the invalid parts.

        12.3 Intention of Parties. It is distinctly understood and agreed that the confidentiality, proprietary right and restrictive covenant provisions of this Agreement have been accepted and agreed to by the Consultant in contemplation of this Agreement. It is therefore the specific intention of the parties, any general considerations of public policy to the contrary notwithstanding, that the provisions of Sections 8.4, 10 or 11, of this Agreement shall be enforced as written and to the fullest extent possible.

        12.4 Adjustment of  Restrictions.  Despite the prior  provisions of this
Section 12, if any covenant or agreement contained in Sections 8.4, 10 or 11, or any part thereof, is held by any court of competent jurisdiction to be unenforceable because of the duration of such provision or the geographic area covered thereby, the court making such determination shall have the power to reduce the duration or geographic area of such provision and, in its reduced form, such provision shall be enforceable.

13.     SURVIVAL

        The provisions of Sections 8, 9, 10, 11, 12 and this Section 13 shall survive termination of this Agreement and remain enforceable according to their terms.

14.     SEVERABILITY

        The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provisions hereof.

15.     NOTICES

        All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be deemed duly given if made in writing and delivered personally or mailed by postage prepaid certified or registered mail, return receipt requested, accompanied by a second copy sent by ordinary mail, which notices shall be addressed as follows:

                If to the Company:

                Patient Infosystems, Inc.
                46 Prince Street
                Rochester, New York 14607


                If to the Consultant:

                John V. Crisan
                591 Fallen Leaf Way
                Incline Village, NV   89451


        By notifying the other parties in writing, given as aforesaid, any party may from time to time change his or its address or the name of any person to whose attention notice is to be given, or may add another person to whose attention notice is to be given, in connection with notice to any party.

16.     ASSIGNMENT AND SUCCESSORS

        Neither this Agreement nor any of his rights or Duties hereunder may be assigned or delegated by the Consultant. This Agreement may not be assigned by the Company without the consent of the Consultant except to any successor in interest which takes over all or substantially all of the business of the Company as it is conducted at the time of such assignment. Any corporation into or with which the Company is merged or consolidated or which takes over all or substantially all of the business of the Company shall be deemed to be a successor of the Company for purposes hereof. This Agreement shall be binding upon and, except as aforesaid, shall inure to the benefit of the parties and their respective successors and permitted assigns.

17.     ENTIRE AGREEMENT, WAIVER AND OTHER

        17.1. Integration. This Agreement contains the entire agreement of the parties hereto on its subject matter and supersedes all previous agreements between the parties hereto, written or oral, express or implied, covering the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, not embodied herein, shall be of any force or effect.

        17.2. No Waiver. No waiver or modification of any of the provisions of this Agreement shall be valid unless in writing and signed by or on behalf of the party granting such waiver or modification. No waiver by any party of any breach or default hereunder shall be deemed a waiver of any repetition of such breach or default or shall be deemed a waiver of any other breach or default, nor shall it in any way affect any of the other terms or conditions of this Agreement or the enforceability thereof. No failure of the Company to exercise any power given it hereunder or to insist upon strict compliance by the Consultant with any obligation hereunder, and no custom or practice at variance with the terms hereof, shall constitute a waiver of the right of the Company to demand strict compliance with the terms hereof.

        The Consultant shall not have the right to sign any waiver or modification of any provisions of this Agreement on behalf of the Company, nor shall any action taken by the Consultant reduce his obligations under this Agreement.

        This Agreement may not be supplemented or rescinded except by instrument in writing signed by the parties hereto after the date hereof. Neither this Agreement nor any of the rights of any of the parties hereunder may be terminated except as provided herein. No waiver of any provision of this Agreement or any amendment of this Agreement shall be binding upon the Company unless approved by the Board.

18.     GOVERNING LAW

        This Agreement shall be governed by and construed, and the rights and obligations of the parties hereto enforced, in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

19.     HEADINGS

        The Section and subsection headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above, to be effective as of the Commencement Date.

                                                  PATIENT INFOSYSTEMS, INC.



                                                  By:  /s/  Donald A. Carlberg
                                                  Name: Donald A. Carlberg
                                                  Title:   President






                                                  /s/  John V. Crisan
                                                  John V. Crisan

                                    EXHIBIT A

                                     Duties


        - Oversee financial affairs and internal operations of the Company
        - Assist senior and mid-level managers in establishing and achieving both corporate and individual goals and objectives
        - Plan for and manage through anticipated growth
        - Achieve and expand Company profitability
        - Establish organizational discipline and focus so as to deliver steadily improving and predictable operating results
        - Assist CEO with investor relations responsibilities